UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 30, 2013

Wells Fargo Commercial Mortgage Trust 2013-LC12
(Exact name of Issuing Entity)

Wells Fargo Commercial Mortgage Securities, Inc.
(Exact Name of Registrant as Specified in its Charter)

Ladder Capital Finance LLC
The Royal Bank of Scotland plc
Wells Fargo Bank, National Association
(Exact Names of the Sponsors as Specified in their Charters)

North Carolina	333-172366-08	56-1643598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 South College Street, Charlotte, North Carolina	28288-1066
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (704) 374-6161

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On July 30, 2013, Wells Fargo Commercial Mortgage Securities, Inc. (the “Registrant”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of July 1, 2013 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Park Bridge Lender Services LLC, as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, and U.S. Bank National Association, as trustee, of the Wells Fargo Commercial Mortgage Trust 2013-LC12, Commercial Mortgage Pass-Through Certificates, Series 2013-LC12 (the “Certificates”).  The Class A-1, Class A-2, Class A-3, Class A-4, Class A-SB, Class A-S, Class X-A, Class B, Class C and Class PEX Certificates (collectively, the “Publicly Offered Certificates”) were sold to Wells Fargo Securities, LLC, RBS Securities Inc. and Citigroup Global Markets Inc. as underwriters (collectively, in such capacities, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of July 11, 2013, between the Registrant, Wells Fargo Bank, National Association, and the Underwriters.

On July 30, 2013, the Class A-3FL, Class A-3FX, Class X-B, Class D, Class E, Class F, Class G, Class V and Class R Certificates (collectively, the “Privately Offered Certificates”) were sold to Wells Fargo Securities, LLC, RBS Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as initial purchasers (collectively, in such capacities, the “Initial Purchasers”), pursuant to a Certificate Purchase Agreement, dated as of July 17, 2013, between the Registrant, Wells Fargo Bank, National Association, and the Initial Purchasers.  The Privately Offered Certificates were sold in transactions exempt from registration under the Securities Act of 1933, as amended.

The Certificates represent, in the aggregate, the entire beneficial ownership in Wells Fargo Commercial Mortgage Trust 2013-LC12, a common law trust fund formed on July 30, 2013 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement.  The Issuing Entity’s primary assets are eighty-three (83) multifamily and manufactured housing community mortgage loans (the “Mortgage Loans”).  The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Registrant from Ladder Capital Finance LLC, The Royal Bank of Scotland plc and Wells Fargo Bank, National Association.

In connection with the issuance and sale to the Underwriters of the Publicly Offered Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Publicly Offered Certificates, which legal opinion is attached as an exhibit to this report.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits:

5.1           Legality Opinion of Sidley Austin LLP, dated July 30, 2013.

8.1           Tax Opinion of Sidley Austin LLP, dated July 30, 2013 (included as part of Exhibit 5.1).

23.1         Consent of Sidley Austin LLP (included as part of Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC.

By:	/s/ Anthony Sfarra
Name: Anthony Sfarra
Title: Director

Dated:  July 30, 2013

Exhibit Index

Exhibit No.	Description

5.1           Legality Opinion of Sidley Austin LLP, dated July 30, 2013.

8.1           Tax Opinion of Sidley Austin LLP, dated July 30, 2013 (included as part of Exhibit 5.1).

23.1         Consent of Sidley Austin LLP (included as part of Exhibit 5.1).